Investor Presentation August 10, 2026

Forward-looking statements and other references • Certain statements and information set forth in this presentation contains “forward-looking statements” and “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include management’s assessment of future plans and operations and are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements are provided to allow potential investors the opportunity of management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Some of the forward-looking statements may be identified by words such as “may”, “plan”, “foresee”, “will”, “should”, “could”, “anticipate,” ”believe,” “expect,” “intend,” “potential ,” “continue,” and similar expressions. While the Company’s management believes that these forward-looking statements are reasonable as and when made, these statements are not guarantees of future performance and undue reliance should not be placed on them. • The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or pro jections. Important factors that could cause results to differ materially from those in the forward-looking statements include (1) the timing and extent of changes in raw materials and component prices, (2) the effects of fluctuations in the commercial/industrial new construction market, (3) the timing and extent of changes in interest rates, as well as other competitive factors during the year, and (4) general economic, market or business conditions. For additional information and a discussion of such risks and uncertainties, which could cause the Company’s actual results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The reader is cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement after they are made, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. • This presentation includes references to calculations that are not based on generally accepted accounting principles (“GAAP”) . Reconciliations of each of those non- GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, the Company does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures, because it cannot, without unreasonable effort, predict the timing and amounts of certain items taken into account in the computations of each of these measures.

Who we are… …that’s why we consistently outperform We are not your typical HVAC company We are agile, innovative & creative We are best-in-class operators to support it We are an entrepreneurial disruptor with a focus on providing value for our customers

The Aaon Group: an overview 4 Winning with two differentiated brands: At The Aaon Group, we don’t just respond to the world’s demand for better solutions—we lead the charge We are dedicated to advancing the HVAC industry with efficient, cutting-edge technologies for commercial, industrial and data center buildings Founded in 1988 4.1 million sq ft of manufacturing World’s most capable HVAC test lab End markets data centers, cleanroom environments Products air handling, liquid cooling, cleanroom environments End markets education, retail, healthcare, manufacturing, office, lodging Products rooftop units, air handlers, condensing units

Our strategic pillars 5 Winning with superior engineering, innovation, customization and automation Optimizing the organization to drive results and empower leaders to drive value Capitalize on the value proposition of our mission critical solutions in a dynamically growing data center market Capitalize on industry leading innovation and secular trends in the commercial and industrial markets Be a best-in-class operator and make strategic investments to support profitable growth 02 03 04 0501

Building a world-class manufacturing organization Product Innovation — Alpha Class Heat Pump — Free Cooling Chiller Physical Infrastructure — Added 1+ million sq. ft. of manufacturing capacity since 2024 — 4x increase in data center capacity Systems Upgrades — IT and digital infrastructure enhancements — Modernizing manufacturing management systems People & Process — Two new independent directors added to Board of Directors — New CFO and General Council — Strategic finance capabilities — Professional supply chain management — Global operations and lean manufacturing expertise

The Aaon Group: an overview Note: All data is based on trailing 12 months as of June 30, 2026, excluding CapEx and R&D as a percentage of sales and ROIC which is based on trailing 12 months as of December 31, 2025. See Non-GAAP Financial Measures in Appendix. $2.0B Order backlog 25.6% Gross margin 15.5% EBITDA margin 18.2% CapEx and R&D as a percent of sales $1.92 EPS 9.1% ROIC Sales by branded productsBASX Sales by segment AAON Oklahoma AAON Coil Products AAON U.S. Sales by region International BASX

Future structure: Leveraging two strong brands Note: Data is based on YTD as of June 30, 2026 Non-res HVAC equipment Packaged rooftop units and split Semi-custom Innovation Premium quality and customer support 51% of Sales 49% of Sales Data centers, clean rooms, commercial/industrial Air handling, liquid cooling, cleanroom environments Fully custom

Tulsa, OK Longview, TX AAON brand overview ¹ Data is based on trailing 12 months as of June 30, 2026 History Bridging the gap between basic, standard equipment and fully custom solutions for a compelling value Today A semi-custom, highly configurable solutions provider for commercial and industrial markets Sales by Product¹ Rooftop units Air handlers & condensing units Parts Other Sales by Location¹ $1,002.0 $975.6 $894.3 $1,052.8 2023 2024 2025 TTM AAON brand sales ($M)

What makes the AAON brand special? 1 1 Innovation and engineering Leading in innovation and engineering is at AAON's core, and it enables us to fully support all our customers Semi-custom engineering & manufacturing A proprietary, hard-to-replicate process that seamlessly integrates deep customization within a highly automated production environment Performance and energy efficiency Innovations such as DOAS (dedicated outdoor air systems) and advanced heat pump capabilities have contributed to leading the industry in quality and performance Built for application A highly configurable product line allows customers to fit-for- purpose, which maximizes performance and efficiency

Our competitive advantage: The unique integrated process 1 2 Sophisticated engineering department for design Efficient manufacturing through automation and soft tooling 21 3 4 High barriers to entry with a model that is difficult to copy and perfect Most capable R&D lab in the industry Electronically accepting many configurations of equipment

Feature AAON’s custom productsLow-quality products AAON equipment versus the alternative 1 3 Production Soft-tooled, highly automated processes Price Premium, reflects higher quality Durability Durable and long-lasting, with a lifespan up to 2x the competition Customization Highly customizable, tailored to individual needs and preferences Maintenance Mass production, standardized process Affordable, budget-friendly Not as durable, shorter lifespan Limited or no customization options Difficult, cumbersome Designed for ease of maintenance AAON products have lower TCO through higher efficiency, longer lifespan and greater reliability

Packaged Rooftop Unit 16-30 tons Outdoor Rooftop Air Handling Unit 800-2400 cfm Evaporative Condenser Unit 51-261 tons Condensing Units 2-60 tons Vertical Indoor Air Handling Unit 450-10,000 cfm Products to meet a range of customer needs 1 4 Packaged Rooftop Unit 2-6 tons Horizontal Indoor Air Handling Unit 450- 10,000 cfm Packaged Rooftop Unit 26-70 tons Packaged Rooftop Unit 9-15 tons

Offering a solutions-based sales channel model Building owners prefer this approach more than contracting with multiple sub-contractors Sales reps use AAON equipment to customize the ideal solution This solutions-based sales channel is superior to most factory products-based sales channels that we compete against AAON sells through an independently owned sales channel, with one representative firm in every region of North America Reps utilize a line card of ~20-30 complimentary OEMs that help provide an overall solution to the end customer

Building strength in our go-to-market strategy Focus on parts and service AAON selling parts and supporting our sales channel in building a world class services operation is key to our solutions-based offering Leveraging the marketing function set up in 2022 Marketing budget up 10x since creation, strengthening market penetration by increasing brand recognition AAON’s go-to-market strategy is significantly more advanced than in the past, and key to contributing to the company’s market share gains Providing resources to the sales channel Customer Exploration Center Support Services Training (New Academy) Mobile Experience Investing in sales Account Management National Account Director

Total addressable market and share gain opportunity[1]

Nonresidential HVAC market
~$11B[2]

AAON
$798M[4]

The addressable market of AAON's commercial HVAC products, including rooftop units, air handlers and condensing units, is ~15x the size of our rooftop sales

Positioned to take share as demand trends shift to meet energy efficiency and decarbonization requirements

7%
market share and growing

mid-to-high single digits
long-term sales target

10%
rooftop market share[3]

[1] All data on this slide is based on December 31, 2025
[2] Sources: Grand View Research
[3] As of December 31, 2025, the size of the rooftop unit market was $7.1B, compared to AAON's rooftop unit sales of $691M.
[4] Sales only include equipment sales, and exclude parts, freight and other items.

Continuing to innovate with Alpha Class and heat pumps



Alpha Class

is a product category of the AAON brand that includes commercial HVAC equipment fueled by a **fully electric** heat pumps

There is a large pipeline of customers interested in **decarbonizing and electrifying** their HVAC systems

2023

AAON's Alpha Class were the only heat pumps operable below 30°F, and were operable all the way down to 0°F

2024

AAON's total rooftop sales were down 5%
The Alpha Class category was up 39%

2025

Introduced Alpha Class with operability down to -20°F; Alpha Class category was up 33% versus AAON's total rooftop sales being down 8%, industry volumes down 14%

~24% of rooftop sales[1]

~10% of total company sales[1]

[1] Based on trailing 12 months as of June 30, 2026.

National account opportunity Landing just one or two national accounts per year could be meaningful and incremental to traditional growth Many are interested in electrifying their HVAC systems, with Alpha Class giving us an advantage A substantial percentage of this pipeline is focused on multi-year programs In the last 20 years National accounts were not a big focus In early 2024 Began to target national account opportunities Last 30 months Built a pipeline of opportunity with annualized sales of several hundred million dollars

BASX brand overview ¹ Data is based on trailing 12 months as of June 30, 2026 Sales by Product¹ Data center equipment Cleanroom systems Commercial equipment Production Location¹ Redmond, OR Longview, TX History Founded in 2014 and acquired by AAON in 2021, largely focused on the data center market, but a history of strength with cleanroom systems and custom air handlers for commercial markets $1.43B Backlog at 2Q26 (up 185.4% year over year) $166.5 $225.0 $547.8 $877.8 2023 2024 2025 TTM BASX brand sales ($M) Memphis, TN

What makes BASX special? Provides solutions not just products Full customization High quality manufacturing Premier customer care Superior customer support BASX is the only player in the industry that specializes in providing solutions, as opposed to standard products BASX offers a fully customized solution that maximizes operating performance and efficiency, and ease of maintenance The manufacturing is of the highest quality in the industry, ensuring minimal maintenance and downtime, and extended longevity A foundational principle at BASX is providing the customer the best customer experience BASX focuses greatly on the aftermarket, ensuring its customers are well handled throughout the life of the equipment Providing the best customer experience

BASX go-to-market strategy Collaborative Sales Process Internal sales and engineers, along with independent channel collectively involved in sales process Elite engineering and innovation Dedicated R&D space for concept development, validation and customer witness testing Customer Care and Support Providing the best customer experience Premier aftermarket support Assigned project management from day one Adding value through customized solutions Innovative design to customer specifications Fully customized design & production Decades of experienced industry leadership

BASX product offerings provide end-to-end solution for data centers opportunity is ~$1.0M - $1.5M per MW1 Computer Room Air Handler Air Handling Units Free Cooling Heat Rejection Chiller Coolant Distribution Unit Overhead Fan Coil Fan Coil Wall ¹ Company estimates based on BASX product offerings

Data center pipeline underpins growth 2 5 2 4 11 ~240 2023 2024 2025 Industry pipeline in construction Installed capacity (GW) In 2023-2024, compute power of data centers put- in-place in the industry was ~2-4GW, with data center buildout spending of $20-$31 billion. In 2025, it was ~11GW, with data center buildout spending topping $43 billion. Annualized put-in-place construction of data centers will grow to ~8-12 GWs Data center pipeline from a macro perspective is large and growing Source: Wood Mackenzie, S&P Global, FactSet, Company estimates $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 20252024202320222021202020192018201720162015 (in $ b ill io ns ) Data Center Spend (Annual 2015-2025) Currently, there is a pipeline of projects in development totaling ~240 GWs, with expectations of ~8-12 GWs added annually

Data centers are a huge and growing market

Total North America data center construction put in place in 2025[1]

Total cooling equipment & infrastructure

BASX-specific thermal management equipment


TAM
~$41B[2]
~20%
TAM
$7-$9B[3]
~45%
BASX
TAM
$3.5-$4.0B[4]
~7%

[1] The total cost of constructing data centers in 2025
[2] Source: U.S. Census Bureau
[3] Source: Dell'Oro. Our 2025 estimated TAM is related to the products BASX provides to data centers
[4] Source: Company Estimates

40% 60% Data center TAM is shifting to liquid cooling BASX-specific thermal management equipment 85% 15% Thermal management equipment (2024) By 2028 To date, a vast majority of TAM is cloud compute data centers cooled by air-side equipment By 2028 we anticipate the split to be 60% liquid and 40% air-cooled ~7% Liquid cooling Air-cooled TAM $3.5-$4.0B¹ 1 Source: Company estimates. Our estimated TAM is related to the products BASX provides to data centers.

Long-term value creation of data center opportunity Significant visibility into our customers' projects, extending out multiple years Rapid innovation driven by AI is leading to greater demand for custom solutions, which is leading to BASX share gains Demand outweighs HVAC market supply BASX backlog and revenue ($M) $183.5 $233.5 $279.8 $394.5 $408.6 $539.7 $623.0 $623.4 $896.8 $1,302.1 $1,619.6 $1,430.4 $39.7 $52.4 $27.7 $56.5 $63.1 $50.7 $66.2 $68.0 $75.2 $106.1 $135.4 $218.0 $0 $50 $100 $150 $200 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26

Current status of BASX production at each location Facility Dedicated BASX sq ft % to full capacity Current status Longview, TX ~250,000 Optimizing production in 2-3 years 60% Memphis, TN 787,000 Ramping up production in 3-5 years 20% Redmond, OR 419,000 Increasing throughput; maximizing productivity 90% 1M+ sq. ft. of BASX production capacity added since 2024, up nearly 6x Larger footprint equates to at least $2 billion in revenue capacity, with upside potential

Opportunities exist in diversified end markets BASX has experience in other markets beyond data center equipment 6% of TTM sales94% of TTM sales <1% of TTM sales Data Centers Cleanroom Equipment Commercial Equipment Semiconductor | medical pharmaceutical | industrial markets Has been less of a focus given DC growth Growth opportunities: Custom air handlers is core to our DNA and could be expanded into the commercial market R&D working on new products for multiple end markets ¹ Data is based on trailing 12 months as of June 30, 2026

“Productizing” for scale and diversification Actively reducing cost and standardizing select DC product offerings for the masses Pursuing a new semi-custom AHU that bridges the gap between the standard market and BASX's fully custom offering Like AAON, the focus is on configurability and options, with tools and collateral allowing independent reps to self-perform design, selection, and pricing Utilizing parametric/3D design and automated manufacturing to increase scale, allowing for lower priced products that generate compelling margins Air-side cooling Liquid cooling

Financials

Financial highlights¹ ¹ See Non-GAAP Financial Measures in Appendix. Net sales ($M) Gross margin Adj. EBITDA ($M) (Non-GAAP) $888.8 $1,168.5 $1,200.6 $1,442.1 $1,932.4 2022 2023 2024 2025 TTM 26.7% 34.1% 33.1% 26.7% 25.6% 2022 2023 2024 2025 TTM $162.3 $281.2 $272.2 $231.3 $252.6 2022 2023 2024 2025 TTM Consistently delivering results throughout the cycle $1.24 $2.13 $2.02 $1.29 $1.92 2022 2023 2024 2025 TTM EPS (GAAP)

$0.49 $0.51 $0.56 $0.65 $0.65 $0.87 $1.03 $1.00 $1.32 $1.83 $2.13 $1.97 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 AAON BASX Both brands contributing to our strong backlog Backlog remains strong despite changes in the cycle Ended 2Q26 at $1.97B Backlog ($B)

2026 Outlook Sales Sales growth of 55% to 60% Margins Gross margin of 25% to 26% Expenses SG&A 13% to 14% of sales D&A expense of $95 to $100 million Strong focus on operational execution

Appendix

Non-GAAP Financial Measures

The following table provides a reconciliation of net income (GAAP) to EBITDA (non-GAAP) and EBITDA margin (non-GAAP) for the periods indicated. The trailing twelve months ("TTM") period presented is a non-GAAP reconciliation period.

	Q2 2026	Q1 2026	Q4 2025	Q3 2025	TTM	2025	2024	2023	2022	2021
Net income, a GAAP measure	**$ 56,659**	**$ 39,815**	**$ 32,032**	**$ 30,782**	**$ 159,288**	**$ 107,593**	**$ 168,559**	**$ 177,623**	**$100,376**	**$ 58,758**
Depreciation and amortization	23,813	20,903	20,353	19,959	85,028	79,191	62,735	46,468	35,106	30,343
Interest expense, net	6,195	5,055	5,762	5,153	22,165	17,726	2,905	4,843	2,627	132
Income tax expense	6,188	12,266	6,290	7,660	32,404	21,159	38,032	45,531	24,157	10,424
EBITDA, a non-GAAP measure	**$ 92,855**	**$ 78,039**	**$ 64,437**	**$ 63,554**	**$ 298,885**	**$ 225,669**	**$ 272,231**	**$ 274,465**	**$162,266**	**$ 99,657**
Add: Memphis incentive fee[1]	1,448					6,105	-	-	-	-
Litigation settlement[2]						-	-	7,500	-	-
Profit sharing effect[3]	(123)					(519)	-	(750)	-	(437)
Acquisition-related fees[4]						-	-	-	-	4,367
Net sales, a GAAP measure	**$ 626,976**	**$ 496,936**	**$ 424,217**	**$ 384,238**	**$1,932,367**	**$1,442,076**	**$1,200,635**	**$1,168,518**	**$888,788**	**$534,517**
Adjusted EBITDA, a non-GAAP measure	**$ 94,180**	**$ 78,039**	**$ 64,437**	**$ 63,554**	**$ 300,210**	**$ 231,255**	**$ 272,231**	**$ 281,215**	**$162,266**	**$103,587**
EBITDA margin	**15.0%**	**15.7%**	**15.2%**	**16.5%**	**15.5%**	**16.0%**	**22.7%**	**24.1%**	**18.3%**	**19.4%**
EPS	**$0.68**	**$0.48**	**$0.39**	**$0.37**	**$1.92**	**$1.29**	**$2.02**	**$2.13**	**$1.24**	**$0.73**

Non-GAAP Financial Measures The fol lowing table provides a net sa les (GAAP), gross profi t (GAAP) and gross margin for the periods indicated. The tra i l ing twelve months ("TTM") period presented is a non-GAAP reconci l iation period. Q2 2026 Q1 2026 Q4 2025 Q3 2025 LTM 2025 2024 2023 2022 2021 Net sales 626,976$ 496,936$ 424,217$ 384,238$ 1,932,367$ 1,442,076$ 1,200,635$ 1,168,518$ 888,788$ 534,517$ Gross profit 152,491 124,965 109,770 106,861 494,087 385,724 397,109 399,020 237,572 137,830 Gross margin 24.3% 25.1% 25.9% 27.8% 25.6% 26.7% 33.1% 34.1% 26.7% 25.8% The fol lowing table provides a reconci l iation to capex and research and development as a percent of sa les for the period indicated. 2025 2024 2023 2022 2021 Capex 204,852 213,151 104,165 54,273 55,362 R&D 58,200 47,300 43,700 46,800 16,600 Total capex and R&D 263,052 260,451 147,865 101,073 71,962 Net sales 1,442,076$ 1,200,635$ 1,168,518$ 888,788$ 534,517$ Capex and R&D as a percent of sales 18.2% 21.7% 12.7% 11.4% 13.5%

Non-GAAP Financial Measures

The following table provides a reconciliation of total assets (GAAP) to invested capital (non-GAAP), average invested capital (non-GAAP) and return on invested capital (non-GAAP) for the periods indicated.

	June 30, 2026	June 30, 2025
Total assets, a GAAP measure	**$ 1,863,683**	**$ 1,399,413**
Less: Cash and cash equivalents	13	14
Restricted cash	12,714	1,307
Current debt maturities	7,535	-
Accounts payable	171,717	81,642
Accrued liabilities	138,267	95,332
Contract liabilities	12,752	33,752
Invested capital, a non-GAAP measure	**$ 1,520,685**	**$ 1,187,366**
Average invested capital, a non-GAAP measure*	**$ 1,354,026**	

Net income, a GAAP measure	**$ 159,288**
Average invested capital, a non-GAAP measure	**$ 1,354,026**
Return on invested capital	**11.8%**

The following table provides a reconciliation of total assets (GAAP) to invested capital (non-GAAP), average invested capital (non-GAAP) and return on invested capital (non-GAAP) for the periods indicated.

	2025	2024	2023	2022	2021	2020	2019
Total assets, a GAAP measure	**$1,686,510**	**$1,175,234**	**$ 941,436**	**$ 813,903**	**$ 650,180**	**$449,008**	**$461,439**
Less: Cash and cash equivalents	13	14	287	5,451	2,859	79,025	82,288
Restricted cash	1,226	6,500	8,736	498	628	3,263	
Current debt maturities		16,000					
Accounts payable	110,437	44,645	27,484	45,513	29,020	12,447	11,759
Accrued liabilities	132,213	99,347	85,508	78,630	50,206	46,586	44,269
Contract liabilities	80,670	14,913	13,757	21,424	7,542	-	
Invested capital, a non-GAAP measure	**$1,361,951**	**$1,009,816**	**$ 805,664**	**$ 662,387**	**$ 559,925**	**$307,687**	**$323,123**
Average invested capital, a non-GAAP measure*	**$1,185,883**	**$ 907,740**	**$ 734,026**	**$ 611,156**	**$ 433,806**	**$315,405**	**$294,917**

Net income, a GAAP measure	**$ 107,593**	**$ 168,559**	**$ 177,623**	**$ 100,376**	**$ 58,758**	**$ 79,009**	**$ 53,711**
Average invested capital, a non-GAAP measure	**$1,185,883**	**$ 907,740**	**$ 734,026**	**$ 611,156**	**$ 433,806**	**$315,405**	**$294,917**
Return on invested capital	**9.1%**	**18.6%**	**24.2%**	**16.4%**	**13.5%**	**25.1%**	**18.2%**